UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
FORM 8‑K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 28, 2013
TOR Minerals International, Inc. (Exact Name of Registrant as Specified in Its Charter) Delaware (State or Other Jurisdiction of Incorporation)
0-17321 (Commission File Number) 722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	74-2081929 (IRS Employer Identification No.) 78402 (Zip Code)
(361) 883-5591 (Registrant's Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 24, 2013, TOR Minerals International, Inc. (the "Company") agreed to a change in the loan agreement with American Bank, N.A. (the "Lender").  Under the terms of the change, the Lender lowered the required ratio of cash flow to debt service to 1.0 to 1.0 to 1.0 as measured on a rolling four quarter basis beginning with the four quarter period ending December 31, 2013 and continuing through the four quarter period ending December 31, 2014.  Thereafter, the required ratio of cash flow to debt service shall be 1.25 to 1.0 measured on a rolling four quarter basis as originally detailed in Section 5.03 paragraph a. of the loan agreement.

On October 25, 2013, TOR Minerals Malaysia, Sdn. Bhd. ("TMM"), a wholly owned subsidiary of TOR Minerals International, Inc., entered into an agreement with RHB Bank Berhad ("RHB"), a Malaysian Bank, to amend the banking facility currently in place between TMM & RHB.  Under the terms of the agreement, RHB granted a new term loan to TMM in the amount of RM 3,200,000 Malaysian Ringgits ($1,018,300).  Under the terms of the agreement, the term loan will be amortized over a period of five (5) years and the interest rate will be 1.25% per annum above the Bank's base lending rate which is currently 6.6% per annum.  The funds will be used to finance part of the cost of plant improvements to increase efficiency and production capacity.

On October 25, 2013, TOR Minerals Malaysia, Sdn. Bhd. ("TMM"), a wholly owned subsidiary of TOR Minerals International, Inc., entered into an agreement with HSBC Bank Malaysia Berhad ("HSBC"), a Malaysian Bank, to amend the banking facility currently in place between TMM & HSBC.  Under the terms of the agreement, HSBC granted a new term loan to TMM in the amount of RM 5,000,000 Malaysian Ringgits ($1,591,090).  Under the terms of the agreement, the term loan will be amortized over a period of five (5) years and the interest rate will be 2.0% per annum above the Bank's base lending rate which is currently 6.6% per annum.  The funds will be used to finance part of the cost of plant improvements to increase efficiency and production capacity.

ITEM 2.03           CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 of this report is incorporated herein by reference.

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ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
	Exhibit Number None	Description
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: October 28, 2013	/s/ BARBARA RUSSELL
Barbara Russell Chief Financial Officer

EXHIBIT INDEX

Exhibit Number None	Description
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